UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2013

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:  (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On December 30, 2013, Liberty Property Limited Partnership (the “Operating Partnership”) and Liberty Property Trust (together with the Operating Partnership, the “Company”) reported in a Current Report on Form 8-K that the Company had consummated the first of two planned settlements under the Agreement of Sale and Purchase pursuant to which the Company agreed to sell all of its right, title and interest in a real estate portfolio that includes the Company’s Jacksonville, Florida portfolio in its entirety, all of the Company’s office properties in Maryland, Southern New Jersey and the Fort Washington suburb of Philadelphia, and flex properties in Minnesota.

The December 30, 2013 8-K also reported that the closing date for the second settlement was projected for late January 2014.  This Amendment No. 1 to Form 8-K is being filed to report that the second settlement was consummated on January 30, 2014.

Item 7.01                                           Regulation FD Disclosure.

On January 31, 2014 the Company issued a press release announcing the closing of the second settlement of the Transaction.  A copy of the press release is attached to this Amendment No. 1 to Form 8-K as Exhibit 99.1 and is incorporated into this item 7.01 by this reference.

The information contained in this Item 7.01, including the information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise.  The information in the Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit Title

@+2.1	Agreement of Sale and Purchase, dated as of November 7, 2013
@2.2	First Amendment to Agreement of Sale and Purchase, dated as of December 4, 2013
@2.3	Second Amendment to Agreement of Sale and Purchase, dated as of December 17, 2013
@2.4	Third Amendment to Agreement of Sale and Purchase, dated as of December 23, 2013
*99.1	Liberty Property Trust press release, dated January 31, 2014

@                                    Previously filed.

+                                         The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

*                                         The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ Herman C. Fala
Name: Herman C. Fala
Title: General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ Herman C. Fala
Name: Herman C. Fala
Title: General Counsel

Dated: January 31, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title

@+2.1	Agreement of Sale and Purchase, dated as of November 7, 2013
@2.2	First Amendment to Agreement of Sale and Purchase, dated as of December 4, 2013
@2.3	Second Amendment to Agreement of Sale and Purchase, dated as of December 17, 2013
@2.4	Third Amendment to Agreement of Sale and Purchase, dated as of December 23, 2013
*99.1	Liberty Property Trust press release, dated January 31, 2014

@                                    Previously filed.

+                                         The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

*                                         The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed” as described in Item 7.01 of the Current Report on Form 8-K.